                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                  AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): May 21, 1996
                                                  ------------

                      Security Dynamics Technologies, Inc.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
- --------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


 0-25120                                                04-2916506
- ------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


One Alewife Center, Cambridge, Massachusetts                           02140
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (617) 547-7820
- --------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     This Amendment No. 1 on Form 8-K/A amends and restates Items 6 and 7 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 1996 by Security Dynamics Technologies, Inc., a Delaware corporation (the "Company").

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.
        --------------------------------------

     On May 21, 1996, Kenneth P. Weiss announced his immediate resignation as a director and as Chairman of the Board and Chief Technical Officer of the Company, citing material disagreements with the operations, policy and practices of the Company and certain directors of the Company. The reasons for Mr. Weiss's resignation are more fully outlined in his letters to the Company dated May 21, 1996 and May 30, 1996, copies of which are filed as Exhibits 17.1 and 17.2, respectively, to this Amendment No. 1 on Form 8-K/A.

     The Company responded to Mr. Weiss's letters by a letter dated June 3, 1996, a copy of which is filed as Exhibit 17.3 to this Amendment No. 1 on Form 8-K/A. In its response, the Company noted that Mr. Weiss's second letter contained misstatements and omissions which the Company's Board of Directors deemed were without merit or worthy of individual comment or response.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.
        --------------------------------

     (c) Exhibits

     Exhibit 17.1 - Letter, dated May 21, 1996, of Kenneth P. Weiss.

     Exhibit 17.2 - Letter, dated May 30, 1996, of Kenneth P. Weiss.

     Exhibit 17.3 - Letter, dated June 3, 1996, of Security Dynamics
                    Technologies, Inc. to Kenneth P. Weiss.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 1996                 SECURITY DYNAMICS TECHNOLOGIES, INC.
                                   (Registrant)



                                      /s/ Charles R. Stuckey, Jr.
                                    --------------------------------------
                                    By:   Charles R. Stuckey, Jr.
                                          President and Chief
                                          Executive Officer

                                INDEX TO EXHIBITS



Exhibit
Number
- -------

17.1                     Letter, dated May 21, 1996, of Kenneth P. Weiss.

17.2                     Letter, dated May 30, 1996, of Kenneth P. Weiss.

17.3                     Letter, dated June 3, 1996, of Security Dynamics
                         Technologies, Inc. to Kenneth P. Weiss.